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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 1997
                                                 --------------


                           CINCINNATI MICROWAVE, INC.
             -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Ohio                           0-13136              31-0903863
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(State or other jurisdiction            (Commission         (I.R.S. Employer
      of incorporation)                 File Number)        Identification No.)

One Microwave Plaza, Cincinnati, Ohio                        45249-9502
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(Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code (513) 489-5400
                                                   ---------------

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     (Former name, former address and former fiscal year, if changed since last report)

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Form 8-K                                              Cincinnati Microwave, Inc.

Item 7.  Financial Statements and Exhibits
        ---------------------------------

(c) Exhibits.

       99(i) - Financial reports, as amended, as filed with the United States Bankruptcy Court for the Southern District of Ohio, Western
       Division, for the Company's operations during the period ended April 1997 (without exhibits to the Monthly Cash Statement (Form 5)).

       99(ii) - Agreement to provide omitted Schedules to Monthly Cash Statement upon request.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 30, 1997

                                CINCINNATI MICROWAVE, INC.


                              By /s/ Kurt H. Stump
                                ------------------------------
                                Kurt H. Stump
                                Vice President and Chief Financial Officer/
                                Treasurer/Secretary